UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
_____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2010

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

WYNN LAS VEGAS, LLC
(Exact name of registrant as specified in its charter)

Nevada	333-100768	88-0494875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South
Las Vegas, Nevada	89109
(Address of principal executive offices of each registrant)	(Zip Code)

(702) 770-7555
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into A Material Definitive Agreement.

Indenture for 7¾% First Mortgage Notes due 2020

On August 4, 2010, Wynn Las Vegas, LLC (the “Company”) and Wynn Las Vegas Capital Corp. (“Capital Corp.” and, together with the Company, the “Issuers”) issued $1,320,000,000 aggregate principal amount of 7¾% First Mortgage Notes due 2020 (the “New 2020 Notes”) pursuant to an Indenture, dated as of August 4, 2010 (the “New 2020 Indenture”), among the Issuers, the Guarantors (as defined below) and U.S. Bank National Association, as trustee (the “Trustee”).

The New 2020 Notes will mature on August 15, 2020 and bear interest at the rate of 7¾% per annum. The Issuers may redeem all or a portion of the New 2020 Notes at any time on or after August 15, 2015, at a premium decreasing ratably to zero, plus accrued and unpaid interest. In addition, prior to August 15, 2013, the Issuers may redeem up to 35% of the aggregate principal amount of the New 2020 Notes with the net proceeds of one or more qualified equity contributions made to the Issuers by their parent, Wynn Resorts, Limited. If the Issuers undergo a change of control, they must offer to repurchase the New 2020 Notes at 101% of the principal amount, plus accrued and unpaid interest. If the Issuers sell certain assets or suffer an event of loss, and the Issuers do not use the sale or insurance proceeds for specified purposes, they must offer to repurchase the New 2020 Notes at 100% of the principal amount, plus accrued and unpaid interest. The New 2020 Notes are also subject to mandatory redemption requirements imposed by gaming laws and regulations of gaming authorities in Nevada.

The New 2020 Notes are the Issuers’ senior secured obligations and rank pari passu in right of payment with borrowings under the Company’s credit facilities and the Issuers’ outstanding 6⅝% First Mortgage Notes due 2014 (the “2014 Notes”), 7⅞% First Mortgage Notes due 2017 (the “2017 Notes”) and the 7⅞% First Mortgage Notes due 2020 (the “Existing 2020 Notes” and, together with the 2014 Notes and the 2017 Notes, the “Existing Notes”). The New 2020 Notes are secured on an equal and ratable basis (with certain exceptions) by a first priority lien on substantially all of the Issuers’ existing and future assets, and, subject to gaming approval, a first priority pledge of the Company’s equity interests, all of which is the same collateral that secures borrowings under the Company’s credit facilities and the Existing Notes. The first priority lien securing the New 2020 Notes may be released in whole, or in part, under certain circumstances without the consent of the holders of the New 2020 Notes. In connection with the Consent Solicitation (as defined in Item 8.01 below), the intercreditor agreement with respect to the Existing Notes was amended on August 4, 2010 to provide that, subject to the rights of the lenders under the Company’s Credit Agreement (as defined below) to direct the collateral agent, the holders of a majority in aggregate principal amount of the New 2020 Notes and the Existing Notes shall have the right to direct the collateral agent to enforce remedies against the collateral.

The New 2020 Notes are jointly and severally guaranteed by all of the Issuers’ subsidiaries except Wynn Completion Guarantor, LLC (the “Guarantors”). The guarantees of the New 2020 Notes are secured on an equal and ratable basis by a first priority lien on substantially all of the Guarantors’ assets, the same collateral that secures the guarantees under the Company’s credit facilities and the Existing Notes.

The New 2020 Indenture contains covenants limiting the Issuers’ and the Issuers’ restricted subsidiaries’ ability to: pay dividends or distributions or repurchase equity; incur additional debt; make investments; create liens on assets to secure debt; enter into transactions with affiliates; issue stock of, or member’s interests in, subsidiaries; enter into sale-leaseback transactions; engage in other businesses; merge or consolidate with another company; transfer and sell assets; issue disqualified stock; create dividend and other payment restrictions affecting subsidiaries; and designate restricted and unrestricted subsidiaries. These covenants are subject to a number of important and significant limitations, qualifications and exceptions.

Events of default under the New 2020 Indenture include, among others, the following: default for 30 days in the payment when due of interest on the New 2020 Notes; default in payment when due of the principal of, or premium, if any, on the New 2020 Notes; failure to comply with certain covenants in the New 2020 Indenture; and certain events of bankruptcy or insolvency. In the case of an event of default arising from certain events of bankruptcy or insolvency with respect to the Issuers, any significant restricted subsidiary or any group of restricted subsidiaries that, taken together, would constitute a significant restricted subsidiary, all New 2020 Notes then outstanding will become due and payable immediately without further action or notice.

The foregoing description is not complete and is qualified in its entirety by the New 2020 Indenture, which is filed herewith as Exhibit 4.1 and incorporated herein by this reference.

Registration Rights Agreement for 7¾% First Mortgage Notes due 2020

On August 4, 2010, in connection with the issuance of the New 2020 Notes, the Issuers entered into a Registration Rights Agreement (the “Registration Rights Agreement”), by and among the Issuers, the Guarantors, Deutsche Bank Securities Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, RBS Securities Inc. and UBS Securities LLC.

Pursuant to the Registration Rights Agreement, the Issuers and the Guarantors agreed to register with the Securities and Exchange Commission (the “SEC”) exchange notes (the “Exchange Notes”), having substantially identical terms as the New 2020 Notes, as part of an offer to exchange freely tradable Exchange Notes for the New 2020 Notes. Pursuant to the Registration Rights Agreement, the Issuers and the Guarantors agreed to file a registration statement with the SEC within 210 days after August 4, 2010 and to use all commercially reasonable efforts to cause the registration statement to be declared effective by the SEC within 300 days after August 4, 2010. The Issuers and the Guarantors agreed to file a shelf registration statement with the SEC for the resale of the New 2020 Notes if they cannot complete an exchange offer within the time periods listed in the preceding sentence and in certain other circumstances. The Issuers and the Guarantors may be required to pay liquidated damages if they fail to comply with the registration and exchange requirements set forth in the Registration Rights Agreement.

The foregoing description is not complete and is qualified in its entirety by the Registration Rights Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by this reference.

Third Supplemental Indenture for 6⅝% First Mortgage Notes due 2014

In connection with the expiration of the Consent Solicitation (as defined in Item 8.01 below), on August 4, 2010, the Issuers entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Indenture, dated as of December 14, 2004, among the Issuers, the Guarantors named therein and the Trustee, under which the 2014 Notes were issued (the “2014 Indenture”).

The Third Supplemental Indenture amended the 2014 Indenture to eliminate substantially all of the restrictive covenants and certain events of default from the 2014 Indenture, and directs the Trustee to enter certain amendments to the Intercreditor Agreement (as defined in the 2014 Indenture).

The foregoing description is not complete and is qualified in its entirety by the Third Supplemental Indenture, which is filed herewith as Exhibit 4.2 and incorporated herein by this reference.

Amendment No. 7 to Credit Agreement

On August 4, 2010, the Company entered into a seventh amendment (“Amendment No. 7”) to its Amended and Restated Credit Agreement, dated as of August 15, 2006 (as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of April 9, 2007, that certain Second Amendment to Amended and Restated Credit Agreement, dated as of October 31, 2007, that certain Third Amendment to Amended and Restated Credit Agreement, dated as of September 17, 2008, that certain Fourth Amendment to Amended and Restated Credit Agreement, dated as of April 17, 2009, that certain Fifth Amendment to Amended and Restated Credit Agreement, dated as of September 10, 2009 and that certain Sixth Amendment to Amended and Restated Credit Agreement, dated as of April 28, 2010, the “Credit Agreement”), among the Company, Deutsche Bank Trust Company Americas, as Administrative Agent, issuing lender and swing line lender, Deutsche Bank Securities Inc., as lead arranger and joint book running manager, Banc of America Securities LLC, as lead arranger and joint book running manager, Bank of America, N.A., as syndication agent, J.P. Morgan Securities Inc., as arranger and joint book running manager, JPMorgan Chase Bank, N.A., as joint documentation agent, SG Americas Securities, LLC, as arranger and joint book running manager, Société Générale, as joint documentation agent, Bank of Scotland, as managing agent, HSH Nordbank AG, as managing agent, the Royal Bank of Scotland plc, as managing agent, Wachovia Bank, as managing agent, and the several banks and other financial institutions or entities from time to time parties thereto as lenders.

Amendment No. 7 amends the Credit Agreement to, among other things, (a) provide approximately $248,000,000 in new term loans maturing August 2015, (b) extend the maturity of a portion of the lenders’ revolving commitments from July 2013 to July 2015 and, after June 30, 2013, increase the interest rate applicable to revolving loans for which the maturity was extended, (c) extend the maturity of a portion of the lenders’ term loans from August 2013 to August 2015 and increase the interest rate applicable to term loans for which the maturity was extended, (d) eliminate the maximum leverage ratio covenant and (e) provide the Company with additional flexibility with respect to the minimum interest coverage ratio covenant.

The foregoing description is not complete and is qualified in its entirety by the Credit Agreement, which, as Exhibit B to Amendment No. 7, is filed herewith as Exhibit 10.2 and incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 under the heading “Third Supplemental Indenture for 6⅝ First Mortgage Notes due 2014” is incorporated herein by reference.

Item 8.01.	Other Events.

In connection with the Company’s previously announced tender offer and consent solicitation for its outstanding 2014 Notes, on August 5, 2010, Wynn Resorts, Limited announced that the Company received the requisite consents from holders of the 2014 Notes in connection with its consent solicitation (the “Consent Solicitation”) to amend the 2014 Indenture and related documents pursuant to which the 2014 Notes were issued. On or prior to 5:00 p.m., New York City time, on August 3, 2010 (the “Consent Date”), valid tenders and consents had been received with respect to approximately $987,040,000 of the $1,317,990,000 aggregate principal amount of 2014 Notes outstanding. The Company has accepted for payment the 2014 Notes validly tendered and not validly withdrawn on or prior to the Consent Date. The tender offer will expire at 8:00 a.m., New York City time, on August 18, 2010, unless extended by the Company (the “Expiration Time”).

Wynn Resorts, Limited also announced that the Issuers have completed their previously announced offering of $1,320,000,000 aggregate principal amount of New 2020 Notes. The Company plans to use the net proceeds of the offering along with the proceeds of a capital contribution from Wynn Resorts, Limited to purchase, and, as applicable, make consent payments for, any and all of the 2014 Notes that are validly tendered and accepted for payment pursuant to the tender offer and consent solicitation prior to the Expiration Time or to redeem any and all of the 2014 Notes outstanding under the 2014 Indenture on the Redemption Date (as defined below).

On August 4, 2010, the Trustee for the 2014 Notes, at the request of the Issuers, gave notice to redeem on September 3, 2010 (the “Redemption Date”) any and all of the outstanding 2014 Notes. The redemption price shall be equal to 103.313% of the aggregate principal amount of the 2014 Notes redeemed plus accrued and unpaid interest thereon to the Redemption Date. The 2014 Notes will be redeemed on the Redemption Date.

A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

4.1	Indenture, dated as of August 4, 2010, among the Issuers, the Guarantors named therein and the Trustee.
4.2	Third Supplemental Indenture, dated August 4, 2010, among the Issuers, the Guarantors named therein and the Trustee.
10.1
Registration Rights Agreement, dated as of August 4, 2010, by and among the Issuers, the Guarantors, Deutsche Bank Securities Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, RBS Securities Inc. and UBS Securities LLC.

10.2
Seventh Amendment to Amended and Restated Credit Agreement dated as of August 4, 2010 among Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp., Wynn Show Performers, LLC, Wynn Golf, LLC, Wynn Sunrise, LLC, World Travel, LLC, Kevyn, LLC, Las Vegas Jet, LLC, Wynn Resorts Holdings, LLC, Wynn Completion Guarantor, LLC and Deutsche Bank Trust Company Americas, as Administrative Agent on behalf of the several banks and other financial institutions or entities from time to time party to Wynn Las Vegas, LLC’s Amended and Restated Credit Agreement, dated as of August 15, 2006.

99.1	Press release, dated August 5, 2010, of Wynn Resorts, Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 5, 2010

WYNN RESORTS, LIMITED

By:	/s/ Matt Maddox
Matt Maddox
Chief Financial Officer and
Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 5, 2010

WYNN LAS VEGAS, LLC

By:	Wynn Resorts Holdings, LLC, its sole member

By:	Wynn Resorts, Limited, its sole member

By:	/s/ Matt Maddox
Matt Maddox
Chief Financial Officer and
Treasurer